       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT
                               ------------------


     THIS AMENDED AND RESTATED SECURITY AGREEMENT is made this 10th day of October 1996 by and between DELTA COMPUTEC INC., a New York corporation with its principal office and place of business at 900 Huyler Street, Teterboro, New Jersey 07608 ("Debtor"), and NATIONAL CANADA FINANCE CORP., a Delaware corporation with an office and place of business at 125 West 55th Street, New York, New York 10019 ("Secured Party").

                              W I T N E S S E T H :

     WHEREAS, Debtor and Delta Data Net, Inc. ("DDI") executed and delivered to Secured Party a General Security Agreement dated April 1, 1994 (the "1994 Security Agreement"); and

     WHEREAS, on the date hereof, Secured Party is assigning to Joseph M. Lobozzo II ("Lobozzo") a portion of its rights under the 1994 Security Agreement, including all rights with respect to DDI; and

     WHEREAS, to the extent not assigned to Lobozzo, Debtor and Secured Party desire to amend and restate the 1994 Security Agreement in its entirety; and

     NOW, THEREFORE, Debtor and Secured Party agree as follows:

     1. Security Interest. Debtor hereby reaffirms and grants to Secured Party a security interest ("Security Interest") in all of Debtor's Spare Parts Inventory (as such term is defined below) of whatever kind and type and wherever located, whether now owned or hereafter acquired (collectively, "Collateral"). "Spare Parts Inventory" means the Debtor's inventory of piece parts and whole units kept in reserve to support its contract customer base. Piece parts are used to repair customers' units that fail. Whole units are kept on hand generally to be used as loaners in the event that a customer's unit cannot be repaired promptly. Contemporaneously with the execution and delivery of this Security Agreement, Debtor will deliver to Secured Party a complete list of Debtor's Spare Parts Inventory as of a date within five days prior to October 9, 1996.

     2. Indebtedness Secured. The Security Interest secures payment of a certain Amended and Restated Promissory Note dated the date hereof between Debtor and Secured Party in the original principal amount of $750,000 and any substitution for or replacement or modification thereof, including principal, interest and other amounts (i.e., attorney's fees, costs and expenses) due under the Amended and Restated Promissory Note ("Indebtedness").

                                                            Page 99 of 207 Pages
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     3. Representations and Warranties of Debtor. Debtor represents and warrants, and so long as any Indebtedness remains unpaid shall be deemed continuously to represent and warrant, that:

          (a) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest and except as shown on Schedule 3(a) annexed hereto (collectively, "Permitted Encumbrances"), if any;

          (b) Debtor is duly organized and validly existing under the laws of the State of New York and is duly qualified and in good standing in every jurisdiction in which failure to do so qualified would have a material adverse effect on its business or assets;

          (c) Debtor is authorized to enter into this Security Agreement and the execution, delivery and performance of this Agreement by Debtor will not violate, or be in contravention of, Debtor's certificate of incorporation, by-laws, or other corporate documents or any indenture, agreement or undertaking to which Debtor is a party or by which Debtor may be bound;

          (d) Debtor is engaged in business operations; Debtor's chief executive office is specified in the first paragraph of this Agreement; and Debtor's records concerning the Collateral are kept at one of the addresses specified on Schedule 3(e) of this Agreement;

          (e) All of the Collateral is located at one of the addresses specified on Schedule 3(e) to this Agreement; and

          (f) Any and all tradenames, division names, assumed names and other names under which Debtor transacts any part of its business are specified on Schedule 3(f) annexed hereto, if any.

     4. Covenants of Debtor. So long as any Indebtedness remains unpaid, Debtor:

          (a) Will defend the Collateral against the claims and demands of all other parties, except purchasers and lessees in the ordinary course of Debtor's business; will keep the Collateral free from all security interests or other encumbrances, except the Security Interest and except as shown of Schedule 3(a) hereto; and, except with respect to the sale or lease of Collateral in the ordinary course of Debtor's business, will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein, or move the Collateral to any location except those specified on Schedule 3(e) without the prior written consent of Secured Party;

                                       2
                                                           Page 100 of 207 Pages
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          (b) Will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Collateral; at Secured Party's request, will mark any and all such records to indicate the Security Interest; and will permit Secured Party or its agents at any reasonable time during regular business hours to inspect the Collateral and to audit and make extracts from such records or any of Debtor's books, ledgers, reports, correspondence or other records;

          (c) Will notify Secured Party promptly in writing of any change in Debtor's chief executive office, of any change in the address at which the Collateral or records concerning the Collateral are kept and of any change in Debtor's name, identity or corporate structure;

          (d) Will keep the Collateral in good condition and repair; and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy insuring the Collateral;

          (e) Will pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral; will insure the Collateral against risks, and in coverage, form and amount, satisfactory to Secured Party, and, will cause each policy to be payable additionally to Secured Party and deliver each policy or certificate of insurance therefor to Secured Party; and

          (f) In connection herewith, will execute and deliver to Secured Party such financing statements and other documents, do such other things relating to the Security Interest as Secured Party may reasonably request, pay all costs of title searches and filing financing statements, assignments or other documents in all public offices requested by Secured Party; but will not, without the prior written consent of Secured Party, file or authorize or permit to be filed in any public office any financing statement naming Debtor as debtor and not naming Secured Party as secured party, except in connection with any Permitted Encumbrances.

     5. Verification of Collateral. Secured Party shall have the right to verify all or any Collateral in any reasonable manner and through any medium Secured Party may consider reasonably appropriate, and Debtor agrees to furnish all assistance and information and perform any acts which Secured Party may reasonably require in connection therewith.

     6. Payments. After the occurrence of an Event of Default, and the expiration of any cure period related to such Event of Default, all payments on and from Collateral received by Secured Party directly or from Debtor shall be applied to the

                                       3
                                                           Page 101 of 207 Pages

Indebtedness in such order and manner and at such time as Secured Party shall, in its sole discretion, determine.

     7. Events of Default.

          (a) The occurrence of an Event of Default under the Amended and Restated Promissory Note dated the date hereof between Debtor and Secured

     Party, as the same may be amended from time to time ("Note"), shall constitute an Event of Default hereunder.

          (b) Upon the happening of any Event of Default, and the expiration of any cure period related to such Event of Default, Secured Party's rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Party. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party.

          (c) Without in any way requiring notice to be given in the following manner, Debtor agrees that any notice by Secured Party of sale or disposition of any Collateral, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by regular mail, postage prepaid, at least ten (10) days prior to such action, to the address of Debtor set forth in the first paragraph of this Security Agreement or to any other address which Debtor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtor.

          (d) Debtor agrees to pay on demand all reasonable costs and expenses incurred by Secured Party in enforcing this Security Agreement, in realizing upon or protecting any Collateral, including, without limitation, if Secured Party retains counsel for advise, suit, insolvency proceedings or any of the above purposes, the reasonable attorneys' fees and expenses incurred by Secured Party.

     8. Miscellaneous.

          (a) Debtor hereby authorizes Secured Party, at Debtor's expense, to file such financing statement or statements relating to the Collateral without Debtor's signature thereon as Secured Party at its option may reasonably deem appropriate, and appoints Secured Party as Debtor's attorney-in-fact (without requiring Secured Party) to execute any such financing statement or statements in Debtor's name and to perform all other acts which Secured Party deems reasonably appropriate to perfect and

                                       4
                                                           Page 102 of 207 Pages
     continue the Security Interest and to protect and preserve the Collateral.

          (b) Upon Debtor's failure to perform any of its duties hereunder, Secured Party may, but shall not be obligated to, perform any or all such duties in any reasonable manner, and Debtor shall pay an amount equal to the expense thereof to Secured Party forthwith upon written demand by Secured Party.

          (c) No course of dealing and no delay or omission by Secured Party in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Debtor hereunder or within any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of, Secured Party hereunder are cumulative.

          (d) The rights and benefits of Secured Party hereunder shall, if Secured Party so agrees, inure to any party acquiring any interest in the Indebtedness or any part thereof.

          (e) Secured Party and Debtor as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties.

          (f) No modification, rescission, waiver, release or amendment of any provisions of this Security Agreement shall be binding except by a written agreement subscribed by Debtor and by Secured Party.

          (g) This Security Agreement is made under, and shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York and without giving effect to choice of law principles of the State of New York.

          (h) All terms, unless otherwise defined in this Security Agreement or in any financing statement, shall have the definitions set forth in the Uniform Commercial Code adopted in New York State, as the same may from time to time be in effect.

          (i) This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until all of the Indebtedness shall be finally and irrevocably paid in full.

          (j) This Security Agreement amends and restates the 1994 Security Agreement except to the extent of the

                                       5
                                                           Page 103 of 207 Pages
     assignment by Secured Party of its rights in the 1994 Security Agreement to Lobozzo.

     9. Waiver of Jury Trial. The Debtor agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by the Debtor or any successor or assign of the Debtor on or with respect to this Security Agreement or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. THE DEBTOR HEREBY KNOWING, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, the Debtor waives any right it may have to claim or recover, in any such suite, action or proceeding, any special exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE DEBTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE SECURED PARTY WOULD NOT ENTER INTO THIS DOCUMENT WITH THE DEBTOR IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS DOCUMENT.

     10. Counterparts. This Security Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

                                       DELTA COMPUTEC INC.

                                       By: /s/ Michael Julian
                                           -------------------------------------
                                       Name:
                                       Title:


                                       NATIONAL CANADA FINANCE CORP.


                                       By: /s/ E. Lynn Forgash
                                           -------------------------------------
                                       Name:
                                       Title:

                                       6
                                                           Page 104 of 207 Pages

                                  SCHEDULE 3(a)
                                  -------------


                        Permitted Liens and Encumbrances

               Security Interest granted to Joseph M. Lobozzo II.

                                                           Page 105 of 207 Pages
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                                  SCHEDULE 3(e)
                                  -------------


                              Collateral Locations


Chicago                                      Rochester

DCI c/o Harris Bank                          366 White Spruce Boulevard
311 West Monroe                              Rochester, New York  14623

3rd Floor
Chicago, Illinois  60606


Dallas                                       Teterboro

2100 N. Highway 360                          900 Huyler Street
Suite 1804                                   Teterboro, New Jersey 07608
Grand Prarie, Texas 75050


Houston                                      Washington

14515 Briar Hills Parkway                    122 Lafayette Avenue
Suite 117                                    Laurel, Maryland 20707
Houston, Texas  77077


Philadelphia

1621 Loretta Avenue
Feasterville, Pennsylvania 19053

                                                           Page 106 of 207 Pages

                                  SCHEDULE 3(f)
                                  -------------

                                   Trade Names


                                 1.  DCI

                                 2.  The DCI Companies

                                 3.  PC Reserve

                                 4.  R & M Associates

                                 5.  Data Net

                                 6.  Data Span

                                 7.  SAI/Delta

                                 8.  Computer Support Inc.

                                 9.  Delta CompuTec Inc.

                                                           Page 107 of 207 Pages